UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2006

B of I HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 7.01: Regulation FD Disclosure

SIGNATURE

Item 7.01 Regulation FD Disclosure.

BofI Holding, Inc. (the “Registrant”) is presenting a slide show at American Community Banker’s Conference - Palace Hotel, San Francisco, CA on February 22, 2006 at 11:00 AM. A copy of the information in the slide show is attached below and is incorporated herein by reference. This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of February 8, 2006, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Set forth below, are the presentation materials:

American Community Bankers – Palace Hotel, San Francisco CA
11:00-11:30AM on Wednesday February 22 nd in the Presidio room

Safe Harbor
            Statements contained in the slide show presentation
that state expectations or predictions about the future
are forward-looking statements intended to be
covered by the safe harbor provisions of the Securities
Act and the Exchange Act. The Registrant’s actual
results could differ materially from those projected in
such forward-looking statements. Factors that could
affect those results include “Risk Factors” and the
other factors appearing in the documents that the
Registrant has filed with the Securities and Exchange
Commission.

Equity Snapshot
Exchange/Symbol:                                               NASDAQ/BOFI
Price (2/8/2006):                $7.15
Shares Outstanding:                          8.38 M
Market Capitalization:                                                    $60.0 M
BV Per Share (mrq)                                                                  $7.61
Price/Book (2/8/06 price/mrq) :                               .94
Total Assets (mrq):                                   $681.5 M
Publicly traded since:                    March 15, 2005
Price/Earnings (2/8/06 price/ttm)                              18.82X

Corporate Overview
To be the premier low-cost operator in the
consumer financial services industry
MISSION STATEMENT
Federally charted savings bank
Regulated by the Office of Thrift
Supervision
Deposits insured by the Federal
Deposit Insurance Corporation
BofI Holding, Inc.
BofI Trust 1
(Trust Preferred)
Bank of
Internet USA
BANKOF INTERNET USA

Investment Highlights
The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – price to book value of .94

Equals
“The efficiency of
wholesale deposits---
the stability of retail
deposits”

Mature Industries Evolving
to Lowest Cost Producers

8
Highly Efficient vs. Traditional
Bank Average
Bank
Industry
Average: 57
Source:  FDIC, “Statistics on Depository Institutions – Year to Date 9/30/2005.” Data does not include holding companies.
* Efficiency ratio = non-interest expense as a percentage of net interest income plus non-interest income

Common-sized income statement comparison
BofI generates higher earnings through lower costs
Income Statement Comparison
9
Source: FDIC - Statistics on Depository Institutions - Nine-months ended 9/30/2005.
(1)  Excludes operating income and expense of BofI Holding, Inc. Holding company data is also not included in competitor information.
Bank of
All S&Ls- Assets
Internet USA (1)
$500 Mil - $1 Bil
ING Bank
NetBank
(In basis points on average assets)
Income:
Interest income
449
508
401
512
Interest expense
277
203
262
259
Net interest income
172
305
139
253
Fees and other income
17
60
2
76
        Subtotal - Income
189
365
141
329
Operating overhead:
Personnel
34
138
21
247
Premises & equipment
19
39
9
94
Other G & A
21
63
27
194
Loan loss provision
5
11
5
20
         Subtotal - Overhead
79
251
62
555
Pre-tax operating earnings
110
114
79
-226
Securities gains
4
8
4
234
Pre-tax earnings
114
122
83

Outsource core banking
system
Proprietary CRM and
fraud control
No legacy systems
Building Blocks for
Successful Execution
COST EFFECTIVE PROCESS
Assembly-line simplicity
Streamlined deposit &
loan approval
Real-time customer
information
SCALABLE TECHNOLOGY
Superior risk management
Quality underwriting
Intelligent product
selection
EXPERIENCED MANAGEMENT
Self-service design
Efficient automation
Minimal manual
intervention
AUTOMATED SERVICE

Annual Net Interest Income vs
Noninterest Expense
         $218,000                      $273,000                   $405,000               $609,000
      2002                                       2003                              2004                                 2005
Assets in Thousands
Net Interest
Income (in 000s)
Noninterest Expense
EXCLUDING SALARY & WAGES

For the Fiscal Years Ended June 30

Demonstrated Scalability
Assets per Employee at Fiscal Year End
(At Year Ends June 30, and at December 31, 2005)
(full-time equivalent employees)
(Dollars in millions)
Source:  FDIC
14 Employees
$0 Assets
27 Employees
$681M Assets
20 Employees
$273M Assets
               2001                 2002                2003               2004                 2005                 2005
                                                                   June 30,                                                           December 31,
Bank Industry Average

Strong Track Record of Growth

*
* At each fiscal year end June 30. Most recently, there were 21,149 accounts at 12/31/05

Strong Track Record of Growth

* At each fiscal year end June 30. Most recently, assets totaled $681.5 million at 12/31/05
*

Strong Track Record of Growth

* - For each fiscal year ended June 30. For the six months ended 12/31/05 and 12/31/04, net interest income was $4.9 million and $4.3 million, respectively.
*
$1,162
$3,497
$5,088
$6,530
$8,969
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2001
2002
2003
2004
2005
Net Interest Income
($ in thousands)

Strong Track Record of Growth

*
* - For each fiscal year ended June 30. For the six months ended 12/31/05 and 12/31/04, net income was $1.6 million and $1.2 million, respectively.
$(1,082)
$1,020
$1,730
$2,175
$2,869
$(1,100)
$(100)
$900
$1,900
$2,900
$3,900
2001
2002
2003
2004
2005
Net Income
($ in thousands)

             Multifamily mortgages – 71%

             Single family mortgage – 13%

            Commercial real estate loans –
2%
            Mortgage-backed securities –
14%
FNMA, FHLMC, GNMA
Investment in High Quality Assets
Investments by Type
December 31, 2005

Geographic Breakdown
Mortgage Loans
As of December 31, 2005

History of Quality Assets
Since inception though
December 31, 2005, BOFI
has had no mortgage-loan:
Write-offs
Foreclosure sales
Restructurings
Three loans classified in five
year history
Loan portfolio is supported by
exceptional LTVs

Stable Deposit Base,
Managed Interest Rate Risk
More than 21,000 online deposit
customers
37% of accounts are checking and
savings
57% of all checking and savings
accounts opened between July 1,
2002 and June 30, 2005 are still open
82% of all Senior checking accounts
opened between July 1, 2002 and
June 30, 2005 are still open
FHLB Advances - Principally used as a
hedging vehicle - Weighted-average rate
of 3.77% and maturity of 26 months at
December 31, 2005

Capital Structure
Initial Public Offering - March 2005
Added $31.3 million in equity and 3,052,174 common shares; 37%
of total shares outstanding of 8,193,906
Provides capital to grow bank
Dividends
No dividends paid on common shares
$6.6 million in convertible preferred with 6% dividend, after Dec.
2005, $1.5 million converted to common at $10.50 per share
Stock Options
Under FASB 123R start expensing stock options effective 7/1/05.
Operating results for the quarter and six-month periods ended
12/31/05 included stock option and stock grant expense of
$105,000 and $195,000, respectively.

Banking Environment Challenges
Maintain Net Interest Margin
In the near term, until the flattening yield curve reverses, BofI net interest margins will narrow with asset growth
BofI’s low cost structure, compared to traditional banks of similar asset size, allows profit with a smaller net interest margin and better opportunity to deploy excess capital
Risk Premiums and Competition for Mortgage Loans
Many mortgage lenders have relaxed credit standards
BofI’s low overhead loan origination structure reduces pressure to originate loans for portfolio and promotes selective purchases of whole loans and MBS
Real Estate Bubble? BofI Reduces Risk by:
No subprime lending
Low loan to value and geographic diversification

Quarterly Financial Data

*
* - Diluted EPS reduced by 3,052,174 shares issued in IPO
YoY
2004
2005
% Chg
Net Income (000s)
514
750
46%
Diluted Earnings Per Share
0.08
0.08
0%
Return on Avg Common Stockholders' Equity
6.30
4.14
-34%
Efficiency Ratio (1)
58.3
50.5
-13%
Total Assets (000s)
513,108
$
681,492
$
33%
Loans Held For Investment (000s)
417,915
$
545,208
$
30%
Total Deposits (000s)
320,019
$
399,387
$
25%
Book Value Per Common Share
5.74
$
7.61
$
33%
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
December 31,
For or At the Quarter Ended

Selected Annual Financial Data
and BOFI Goals

For or At the Year Ended
YoY
2004
2005
% Chg
Goals
Net Income (000s)
2,175
$
2,869
$
32%
Diluted Earnings Per Share
0.39
$
0.40
$
3%
Return on Avg Common Stockholders' Equity
8.42%
6.73%
-20%
10.00%
Efficiency Ratio (1)
49.47%
48.05%
-3%
40.00%
Total Assets (000s)
405,039
$
609,508
$
50%
$ 1 Billion
Loans Held For Investment (000s)
355,261
$
486,872
$
37%
Total Deposits (000s)
269,841
$
361,051
$
34%
Book Value Per Common Share
5.57
$
7.47
$
34%
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
June 30,

Growth Strategy – Next Two Years
Build Bank Size and Efficiency
Use IPO capital to grow to $1 billion
Improve efficiency ratio to 40% or lower
Improve ROE to 10% or greater
Expand Product Capabilities
Add key consumer loan product personnel
Expand online and back office systems
Test demographic branding
Leverage Growing Online Customer Base, Affiliations and
Nationwide Lending
Double online customers from 20K to 40K
In addition to residential mortgage lending, select specialty consumer financial product(s)
Expand marketing and cross selling opportunities

Experienced Management Team
Gary Lewis Evans                                President and CEO
   30 + years management experience in commercial and savings banking
Andrew Micheletti                            Vice President and CFO
   25 + years experience in financial management, accounting and auditing
Terry M. Harris                                               VP and Chief Credit Officer
   25 + years experience in retail banking, consumer credit and residential lending
Patrick A. Dunn                                           VP and Multifamily Lending Officer
   15 + years experience in commercial and savings banking
Michael J. Berengolts              VP and Chief Technology Officer
   10 + years experience in technology and information systems management

Investment Highlights

The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – price to book value of .94

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: February 14, 2006	By:	/s/ Gary Lewis Evans
Gary Lewis Evans
President and Chief Executive Officer